EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Dynatronics Corporation, on Form 10-QSB for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Kelvyn H. Cullimore, President, Chief Executive Officer and Chief Financial Officer, and Terry M. Atkinson, Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                         /s/ Kelvyn H. Cullimore, Jr.
                                        ----------------------------------------
                                        Kelvyn H. Cullimore, Jr.
                                        President, Chief Executive Officer and
                                        Chief Financial Officer
                                        Dynatronics Corporation


                                        /s/ Terry M. Atkinson, CPA
                                        ----------------------------------------
                                        Terry M. Atkinson, CPA
                                        Controller



Dated: May 17, 2004